UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2014 (January 31, 2014)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio     1-9518      34-0963169
(State or other    (Commission File    (IRS Employer
jurisdiction of    Number)    Identification
incorporation)        No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 440-461-5000

     Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)
On January 31, 2014, the Board of Directors approved an amendment to the Code of Regulations of The Progressive Corporation (the “Company”) to reduce the size of the Board from eleven to ten, removing the vacancy caused by the passing of the Company’s former non-executive Chairman of the Board in November 2013. A copy of the amended language is attached to this report as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2014
THE PROGRESSIVE CORPORATION

By:/s/Jeffrey W. Basch
                            Name: Jeffrey W. Basch
Title: Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
3	3.1	Amendment to Code of Regulations adopted January 31, 2014